Exhibit 99.21

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Exhibit 99.21

Alliance Capital and Alliance Holding

Third Quarter 2003 Review

Bruce W. Calvert	Lewis A. Sanders	John D. Carifa
Chairman	Vice Chairman and CEO	President and COO

October 30, 2003

[LOGO]

Introduction

The SEC adopted Regulation FD in October 2000.  In light of Regulation FD, Management will be limited in responding to inquiries from investors or analysts in a non-public forum. You are encouraged to ask all questions of a material nature on this conference call.

Forward-Looking Statements

Certain statements provided by Alliance Capital Management L.P. (“Alliance Capital”) and Alliance Capital Management Holding L.P. (“Alliance Holding”) in this report are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  The most significant of such factors include, but are not limited to, the following:  the performance of financial markets, the investment performance of Alliance Capital’s sponsored investment products and separately managed accounts, general economic conditions, future acquisitions, competitive conditions, and government regulations, including changes in tax rates.  Alliance Capital and Alliance Holding caution readers to carefully consider such factors.  Further, such forward-looking statements speak only as of the date on which such statements are made; Alliance Capital and Alliance Holding undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.

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Third Quarter Financial Overview

Alliance Capital		3Q03 vs. 2Q03	3Q03 vs. 3Q02

•	End of Period AUM	$438 bn vs. $426 bn, up 2.7%	$438 bn vs. $369 bn, up 18.7%

•	Market Environment	S&P 500 up 2.7% Russell 1000 Growth up 3.9% Russell 1000 Value up 2.1% MSCI EAFE up 8.1% Lehman Aggr. Bond down 0.2%	S&P 500 up 24.4% Russell 1000 Growth up 25.9% Russell 1000 Value up 24.4% MSCI EAFE up 26.0% Lehman Aggr. Bond up 5.4%

•	Annualized Fee Base(1)	$1,794 mm vs. $1,735 mm, up 3.4%	$1,794 mm vs. $1,494 mm, up 20.1%

•	Average AUM	$431 bn vs. $410 bn, up 5.2%	$431 bn vs. $391 bn, up 10.2%

•	Revenues	$699 mm vs. $662 mm, up 5.7%	$699 mm vs. $650 mm, up 7.6%

•	Expenses	$525 mm vs. $506 mm, up 3.9%	$525 mm vs. $512 mm, up 2.7%

•	Margin (GAAP)	24.9% vs. 23.6%	24.9% vs. 21.3%

•	Staffing Levels	4,075, up 0.2%	4,075, down 4.0%

•	Net Income	$165 mm vs. $148 mm, up 11.4%	$165 mm vs. $131 mm, up 25.6%

(1) Annualized Fee Base is defined as period end AUM times contractual annual fee rates; assumes no change in AUM or fee rates for one year.

Note: Percentages in this presentation are calculated based on underlying numbers.

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Third Quarter Financial Overview

(In $ millions, except AUM in $ billions)

	3Q03	3Q02	% chg

• Average AUM ($bn)	$431	$391	+10

• Revenues
Base Fee & Other	$470	$425	+11
Transaction Charges	34	29	+20
Performance Fee	10	11	-11
Distribution	113	109	+4
Institutional Research Svcs	72	76	-5
	699	650	+8
• Expenses
Compensation	241	219	+10
Distribution (1)	147	151	-3
Other (1)	137	142	-3
	525	512	+3

• Taxes	9	7	+32
• Net Income	$165	$131	+26

• Base Fee Earnings(2)	$158	$123	+28
• Performance Fee Earnings(2)	7	8	-13
• Net Income	$165	$131	+26

(1) Distribution expenses include distribution plan payments and amortization of deferred sales commissions. Revenue sharing payments, previously included in distribution plan payments, are now included in other promotion and servicing expense; 3Q02 amounts have been restated to conform to the 3Q03 presentation.

(2) Indicates the relative contribution of Base Fee and Performanc e Fee Earnings to Net Income.  Management provides these measures because Performance Fee Earnings can vary significantly from quarter to quarter.

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Third Quarter Revenues – by Distribution Channel

(In $millions)

	3Q03	3Q02	% chg	Comments

• Retail	$327	$316	+4	•	Higher base advisory fees from higher average AUM

• Institutional Inv. Mgmt	169	151	+12	•	Higher base advisory fees and transaction volume

• Private Client	120	103	+17	•	Higher base advisory fees and transaction volume

• Institutional Research Svcs.	72	76	-5	•	Lower transaction volume offset by higher market share

• Other	11	4	+148	•	Mark-to-market gains on investments

• Total	$699	$650	+8

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Expense Detail – 3Q03 vs. 3Q02

(In $ millions)

	3Q03	3Q02	% chg	Comments

• Employee Comp. & Benefits

Base Compensation	$74	$75	-2	•	Lower headcount offset by severance payments

Incentive Compensation:

Cash	61	47	+30	•	Higher operating earnings

Deferred	35	19	+84	•	Higher SCB Plan amortization and interest on Partners’ Plan

Commissions	50	60	-17	•	Lower commissions due to a shift in sales management compensation from commissions to incentive compensation (effective 4Q02).

Fringes & Other	21	18	+24

• Total	$241	$219	+10

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Expense Detail – 3Q03 vs. 3Q02

(In $ millions)

	3Q03	3Q02	% chg	Comments

• Employee Comp. & Benefits	$241	$219	+10

• Promotion & Servicing
Distribution Plan Pmts (1)	95	95	—
Amort of Def Sales Comm	52	56	-7	• Lower sales
T & E	13	13	—
Printing/Mailing	3	7	-58	• Continued cost-cutting initiatives
Other (1)	25	26	-4
	188	197	-5

• General & Admin
Office Expense	40	43	-6	• Office consolidation
Other	45	41	+10	• Higher legal fees and insurance
	85	84	+1

• Interest	6	7	-6

• Amort of Intangible Assets	5	5	—

• Total	$525	$512	+3

(1) Includes reclassification of revenue sharing payments from distribution plan payments to other promotion and servicing expense.

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Net Distribution Expense

(In $ millions)

	3Q03	3Q02	% chg

• Distribution Revenues	$113	$109	+4

• Distribution Expenses
Distribution Plan Payments (1)	95	95	—
Amort of Def Sales Comm	52	56	-7
	147	151	-3

• Net Distribution Expense	$34	$42	-19

•        Higher distribution revenues

•        Lower amortization of deferred sales commissions (“DSC”) in line with a decrease in the DSC asset

•        No impairment of deferred sales commission asset

(1) Includes reclassification of revenue sharing payments from distribution plan payments to other promotion and servicing expense.

[LOGO]

Alliance Capital Pre-tax Margin

(In $ millions)

	3Q03	% of Rev (1)	3Q02	% of Rev (1)
• Base Fee Earnings	$194	33.0%	$163	30.1%

• Net Distribution Expense (2)	(27)	-4.6	(33)	6.1

• Performance Fee Earnings (2)	7	1.3	8	1.6

• Pre-tax Margin (Non-GAAP) (3)	$174	29.7%	$138	25.6%

• Pre-tax Margin (GAAP)		24.9%		21.3%

•        Higher contribution from base fee earnings resulting from higher revenue and reduced impact of lower distribution expense

(1) Excludes distribution revenues.

(2) Net distribution expense and performance fee earnings include allocations of incentive compensation.

(3) Presented as a non-GAAP financial measure. Please see page 29 for a reconciliation to pre-tax margin (GAAP).

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Alliance Holding Financial Highlights

	3Q03	3Q02	% chg
(In $millions)
• Equity in Earnings	$50	$39	+27%

• Income Taxes	5	5	+6

• Net Income	$45	$34	+30%

(Per Unit amounts)
• Base Fee Earnings(1)	$0.54	$0.42	+29%

• Performance Fee Earnings(1)	0.03	0.03	—

• Diluted Net Income	$0.57	$0.45	+27%

• Distribution	$0.57	$0.46	+24%

(1) Indicates the relative contribution of Base Fee and Performance Fee Earnings to Net Income. Management provides these measures because Performance Fee Earnings can vary significantly from quarter to quarter.

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Improving Market Environment

			Annualized	Cumulative
	3Q03	1 Yr	3 Yr	3 Yr

S&P 500	2.7%	24.4%	-10.1%	-27.4%

Russell 1000 Growth	3.9%	25.9%	-19.1%	-47.0%

Russell 1000 Value	2.1%	24.4%	-2.0%	-5.9%

NASDAQ Composite	10.1%	52.5%	-21.4%	-51.4%

MSCI EAFE	8.1%	26.0%	-8.7%	-23.9%

Lehman Aggregate Bond	-0.2%	5.4%	8.9%	29.3%

Returns through September 30, 2003

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Relative Performance (1) –Institutional Growth Equity

Institutional Equity Composites vs. Benchmarks

	Large Cap Growth(2)	Disciplined Growth(2)	Multi Cap Growth(3)	Small Cap Growth(4)	Intl Lg Cap Growth(5)	Emerging Market Growth(6)

YTD	-3.2	-2.5	+4.4	-3.6	+0.4	+1.6

1yr	-9.1	-6.4	-2.0	-8.2	+5.7	+1.2

3yr	+1.9	-0.4	+2.4	+0.3	+3.5	-0.1

5yr	+1.3	-0.6	+2.7	+5.5	+5.5	+5.2

10yr	+1.0	-0.8	-0.4	+6.8	+3.8	+3.7

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of composites are after investment management fees.

(2) vs. Russell 1000 Growth (3) vs. Russell 3000 Growth (4) vs. Russell 2000 Growth (5) vs. MSCI EAFE Growth (6) vs. MSCI Emerging Markets Free.
Composite and benchmark data through 9/30/03. Performance is preliminary

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Relative Performance (1) – Institutional Value Equity

Institutional Equity Composites vs. Benchmarks

	Strategic Value(2)	Diversified Value(2)	Relative Value(2)	Small- Mid Cap Value(3)	International Value(4)	Emerging Market Value(5)

YTD	+2.8	+1.1	+5.0	-3.5	-0.3	+8.0

1yr	+5.3	+2.7	+5.2	+1.9	+1.4	+7.8

3yr	+8.8	+6.6	-0.5	—	+5.4	+7.5

5yr	+1.6	—	+3.4	—	+2.0	+6.7

10yr	+1.1	—	—	—	+2.2	—

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of composites are after investment management fees.

(2) vs. Russell 1000 Value (3) vs. Russell 2500 Value (4) vs. MSCI EAFE Value (5) vs. MSCI Emerging Markets Free
Composite and benchmark data through 9/30/03. Performance is preliminary.

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Relative Performance (1) – Institutional Fixed Income

Institutional Fixed Income Composites vs. Benchmarks

	Core Mortgage(2)	Corp Bonds(3)	Core Plus(4)	High Yield(5)	Global(6)	Emerging Market(7)

YTD	+0.9	+0.4	+0.7	-4.8	+1.2	+6.5

1yr	+2.5	-0.1	+1.6	-6.5	+1.2	+11.9

3yr	+0.7	+0.4	-0.6	-1.5	+0.1	+6.9

5yr	+0.2	+0.5	-0.2	+0.3	-0.3	+7.6

10yr	—	+0.4	+0.2	+1.1	-0.4	—

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) Investment performance of composites are after investment management fees.

(2) vs. Lehman Fixed Rate Mortgage Backed Securities Unhedged (3) vs. Custom Corporate Index (4) vs. Lehman US Aggregate Unhedged (5) vs. Custom High Yield Index (6) vs. JPM Global Bond Unhedged (7) vs. JPM EMBI Plus
Composite and benchmark data through 9/30/03. Performance is preliminary.

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Relative Performance – Retail Growth Equity

Retail Mutual Funds vs. Lipper Averages

	Premier Growth(1)	Growth(2)	Mid Cap Growth(3)	Quasar(4)	Tech(5)	Global Growth Trend(6)	Regent Lg.-Cap Core(7)

YTD	-2.4	+0.4	+20.1	-1.4	-9.0	+2.2	+4.5

1yr	-5.3	-5.2	+34.2	-2.4	-17.0	+6.0	+3.6

3yr	-2.3	+3.1	+6.9	-1.6	+4.7	+0.5	+0.1

5yr	-3.2	-4.4	-2.8	-8.6	-1.8	+8.4	+3.4

10yr	+1.0	-1.9	-0.5	-2.6	+1.3	+8.1	+1.9

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) vs. Large Cap Growth average (2) vs. Multi Cap Growth average (3) vs. Mid Cap Growth average (4) vs. Small Cap Growth average (5) vs. Science and Technology average (6) vs. Global Equity average (7) vs. S&P 500; Represents Regent separately managed account service. Net performance is inclusive of the investment management fee only. It does not include the total service fee typically associated with a traditional wrap account that may range from 2.0 - 3.0%.

Source: Alliance Capital, Lipper, and S&P.

Mutual fund performance and Lipper data through 9/30/03.

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Relative Performance – Retail Value Equity

Retail Mutual Funds vs. Lipper Averages

	AB Value(1)	Growth & Income(2)	Small Cap Value(3)	Intl Value(4)	Global Value(5)	Balanced(6)
YTD	+1.1	+4.8	-0.8	+8.2	+1.5	+2.3

1yr	+2.8	+5.5	+2.2	+16.4	+8.0	+3.6

2yr	+3.8	-1.2	+3.8	+13.4	+2.0	+1.5

3yr	—	-0.8	—	—	—	+4.3

5yr	—	+3.1	—	—	—	+3.5

10yr	—	+2.1	—	—	—	+1.4

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

(1) vs. Large Cap Value average; if compared to Multi Cap Value average, YTD would be (1.5), 1 yr would be 0.7, and 2 yr would be 1.0 (2) vs. Large Cap Value average (3) vs. Mid Cap Value average (4) vs. International average (5) vs. Global average (6) vs. Balanced average

Source: Alliance Capital and Lipper

Mutual fund performance and Lipper data through 9/30/03.

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Private Client Portfolio Performance

•      Representative client account allocation:

				Equity Allocation with 80/20 US Value/US Growth portfolio
40% fixed income	40%	Diversified Muni
			34%	Strategic Value
			8%	Strategic Growth
	42%	U.S. equities	3%	Emerg Mkts Value
60% equities	18%	Non-U.S. equities	15%	Intl Value
	100%

				Equity Allocation with 50/50 US Value/US Growth portfolio
			21%	Strategic Value
			21%	Strategic Growth
			3%	Emerg Mkts Value
			15%	Intl Value

•      Representative performance:

YTD 3Q03
80/20* U.S. Equity Allocation	12.5

50/50* U.S. Equity Allocation	12.0

Global Balanced Benchmark(1)	11.2

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
	YTD 3Q03	3/1/00- 9/30/03(2)
All Balanced Accounts(3)	12.6	22.7

Global Balanced Benchmark(1)	11.2	(5.6)

(1) Custom benchmark: 42% S&P 500, 15% MSCI EAFE, 3% MSCI Emerging Markets Free, 40% Lipper Intermediate Debt Fund Average (2) Cumulative Returns (3) All Balanced Accounts include those accounts with any combination of equity and fixed income in any percentage mix.

* Allocation of U.S. equity portion of portfolio to value and growth. The results presented are simulated. Simulated performance results have certain inherent limitations. The results may not reflect the impact that certain material economic and market factors might have had on an investment adviser’s actual decision-making if they were reflective of a managed account.  No representation is being made that any account will, or is likely to, achieve profits or losses similar to those described herein. Performance shown after fees and is preliminary.

NOTE:  The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of Alliance Capital.

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AUM by Investment Orientation

Three Months Ended September 30, 2003

(In $ billions)

	Growth Equity	Value Equity	Fixed Income	Passive	Total
• June 30, 2003 AUM	$115	$119	$168	$24	$426

• Net Long-Term Flows	(1)	7	(5)	1	2

• Cash Management, Net	—	—	(2)	—	(2)

• Net New Business/(Outflows)	(1)	7	(7)	1	—

• Appreciation	6	5	1	—	12

• Sept 30, 2003	$120	$131	$162	$25	$438

• % Change	4.0%	9.7%	-3.6%	6.0%	2.7%
• % Total	27.3%	29.8%	37.1%	5.8%

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AUM by Investment Orientation

Twelve Months Ended September 30, 2003

(In $ billions)

	Growth Equity	Value Equity	Fixed Income	Passive	Total
• Sept 30, 2002 AUM	$107	$88	$152	$22	$369

• Net Long-Term Flows	(9)	16	5	(1)	11

• Cash Management, Net	—	—	(4)	—	(4)

• Net New Business/(Outflows)	(9)	16	1	(1)	7

• Transfers	(2)	1	1	—	—

• Appreciation	24	26	8	4	62

• Sept 30, 2003	$120	$131	$162	$25	$438

• % Change	11.4%	48.1%	7.1%	16.8%	18.7%

• % Total	27.3%	29.8%	37.1%	5.8%

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AUM by Channel

Three Months Ended September 30, 2003

(In $ billions)

	Retail	Institutional Inv Mgmt	Private Client	Total
• June 30, 2003 AUM	$147	$234	$45	$426

• Net Long-Term Flows	(3)	4	1	2

• Cash Management, Net	(2)	—	—	(2)

• Net New Business/(Outflows)	(5)	4	1	—

• Appreciation	4	7	1	12

• Sept 30, 2003 AUM	$146	$245	$47	$438

• % Change	-1.0%	4.6%	5.0%	2.7%
• % Total	33.3%	56.1%	10.7%

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AUM by Channel

Twelve Months Ended September 30, 2003

(In $ billions)

	Retail	Institutional Inv Mgmt	Private Client	Total
• Sept 30, 2002 AUM	$131	$200	$38	$369

• Net Long-Term Flows	(1)	9	3	11

• Cash Management, Net	(4)	—	—	(4)

• Net New Business/(Outflows)	(5)	9	3	7

• Transfers	—	1	(1)	—

• Appreciation	20	35	7	62

• Sept 30, 2003 AUM	$146	$245	$47	$438

• % Change	11.3%	22.5%	24.9%	18.7%
• % Total	33.3%	56.1%	10.7%

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3Q03 Highlights/ Initiatives - Private Client Highlights

•                  Strong organic growth

•                  Client wealth demographics improving

•                  Wealth planning capabilities driving growth

•                  Initiative to increase distribution footprint

	Ended September 30, 2003
	3 Months	12 Months
Beginning AUM	$45	$38

Net New Business	1	3

Transfers	—	(1)

Appreciation	1	7

Ending AUM	$47	$47

% Change	5.0%	24.9%
% Total	10.7%	10.7%

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3Q03 Highlights/ Initiatives - Institutional Investment Mgmt

•                  Organic growth accelerating

•                  Global products gaining widespread acceptance

•                  Growth in non-U.S. markets especially strong

	Ended September 30, 2003
	3 Months	12 Months
Beginning AUM	$234	$200

Net New Business	4	9

Transfers	—	1

Appreciation	7	35

Ending AUM	$245	$245

% Change	4.6%	22.5%
% Total	56.1%	56.1%

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3Q03 Highlights/ Initiatives - Retail

•                  Net cash flow weak

•                  Initiatives to invigorate growth underway

•                  Launch of Wealth Strategies fund family

•                  Value based services gaining traction

•                  AB Regent managed account service revitalized

•                  Non-U.S. field force to be expanded

	Ended September 30, 2003
	3 Months	12 Months
Beginning AUM	$147	$131

Net Long-Term Flows	(3)	(1)

Net Cash Management	(2)	(4)

Net Outflows	(5)	(5)

Appreciation	4	20

Ending AUM	$146	$146

% Change	-1.0%	11.3%
% Total	33.3%	33.3%

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3Q03 Highlights/ Initiatives - Institutional Research Svcs

•                  Bernstein research highly rated by All-American Institutional Investor Survey; ranked slots increased to 11 from 9

•                  Lower transaction volume but higher market share of NYSE volume and higher price realization

•                  Launched coverage of 2 new industries

•                  Continued strong momentum in London

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Positioned for Growth

•                  Worldwide research and investment capabilities

•                  Unique with strengths in both growth and value equity investing

•                  Broad array of fixed income services

•                  Generally competitive long-term investment results

•                  Highly regarded marketing and client service teams

•                  Well-positioned in retail, institutional and private client channels

•                  Highly valued independent sell-side research and institutional trading

•                  Strong financials

•                  Cogent strategy

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[LOGO]

Diverse Group of Clients

As of September 30, 2003

Wholesale	Direct Sales

Retail	Institutional Investment Mgmt	Private Client	Institutional Research Services

[LOGO]	[LOGO]	[LOGO]	Sanford C. Bernstein & Co., LLC

• 7.2 million accounts	• 2,100+ client relationships	• 21,000+ client relationships	• 1,000 client relationships

• 52 U.S. mutual funds(1)	• 43 of Fortune 100 companies	• 11 client offices in U.S.	• 38 senior analysts

• 16 non-U.S. mutual funds(2)	• Public pension funds across 43 states	• Referral network of 9,100+ lawyers and accountants	• Independent research

(1) Does not reflect fund portfolios. (2) Luxembourg-registered funds managed by Alliance Capital, excludes local market funds.

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Analysis of Pre-Tax Margin

($ thousands)

	Three Months Ended
	9/30/03	9/30/02
Pre-tax Margin (GAAP) (1)
Total Revenues	$699,397	$649,711
Pre-tax Income	$174,064	$138,260
Pre-tax Margin (GAAP)	24.9%	21.3%

Pre-tax Margin (Non-GAAP) (2)
Total Revenues	$699,397	$649,711
Less: Distribution Revenues	(112,627)	(108,803)
Net Revenues	586,770	540,908

Total Expenses	525,333	511,451
Less: Distribution Revenues	(112,627)	(108,803)
Net Expenses	412,706	402,648

Pre-tax Income	$174,064	$138,260

Pre-tax Margin (Non-GAAP)	29.7%	25.6%

(1) Pre-tax income as a percentage of total revenues.

(2) Pre-tax margin (non-GAAP), pre-tax income as a percentage of net revenues, is presented as a non-GAAP financial measure. The table provides a reconciliation to pre-tax margin (GAAP). Management believes this presentation provides a measure of financial performance that is more comparable to other asset management companies.

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Changes in AUM by Channel

Three Months Ended September 30, 2003

(In $ millions)

	Retail	Institutional Investment Management	Private Client	Total

Beginning of Period	$147,037	$234,574	$44,592	$426,203

Sales/New accounts	6,368	7,285	1,849	15,502
Redemptions/Terminations	(7,252)	(6,321)	(421)	(13,994)
Net cash management sales	(2,441)	—	—	(2,441)
Cash flow	(1,334)	2,645	(179)	1,132
Unreinvested dividends	(246)	(1)	(41)	(288)
Net new business/(Outflows)	(4,905)	3,608	1,208	(89)

Market appreciation	3,448	7,194	1,008	11,650

End of Period	$145,580	$245,376	$46,808	$437,764

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Changes in AUM by Investment Orientation

Three Months Ended September 30, 2003

(In $ millions)

	Growth Equity	Value Equity	Fixed Income	Passive	Total

Beginning of Period	$114,963	$118,969	$168,386	$23,885	$426,203

Sales/New accounts	3,371	7,685	3,868	578	15,502
Redemptions/Terminations	(3,182)	(2,330)	(8,326)	(156)	(13,994)
Net cash management sales	—	—	(2,441)	—	(2,441)
Cash flow	(809)	1,209	582	150	1,132
Unreinvested dividends	—	(8)	(280)	—	(288)
Net new business/(Outflows)	(620)	6,556	(6,597)	572	(89)

Market appreciation	5,251	4,944	602	853	11,650

End Of Period	$119,594	$130,469	$162,391	$25,310	$437,764

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Changes in AUM by Investment Orientation

Twelve Months Ended September 30, 2003

(In $ millions)

	Growth Equity	Value Equity	Fixed Income	Passive	Total

Beginning of Period	$107,310	$88,104	$151,565	$21,675	$368,654

Sales/New accounts	12,119	20,660	24,604	1,740	59,123
Redemptions/Terminations	(19,098)	(8,433)	(20,278)	(1,171)	(48,980)
Net cash management sales	—	—	(3,627)	—	(3,627)
Cash flow	(1,666)	3,222	1,625	(1,814)	1,367
Unreinvested dividends	(4)	(16)	(1,061)	—	(1,081)
Net new business/(Outflows)	(8,649)	15,433	1,263	(1,245)	6,802

Transfers	(1,497)	459	1,038	—	—

Market appreciation	22,430	26,473	8,525	4,880	62,308

End Of Period	$119,594	$130,469	$162,391	$25,310	$437,764

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Changes in Retail AUM by Investment Orientation

Twelve Months Ended September 30, 2003

(In $ millions)

	Growth Equity	Value Equity	Fixed Income	Cash Mgmt	Total

Beginning Of Period	$41,992	$20,613	$32,933	$35,312	$130,850

Sales	8,648	6,157	12,061	—	26,866
Redemptions	(11,413)	(4,670)	(10,210)	—	(26,293)
Net cash management sales	—	—	—	(3,627)	(3,627)
Cash flow	(1,245)	190	(260)	—	(1,315)
Unreinvested dividends	(3)	(16)	(908)	—	(927)
Net new business/(Outflows)	(4,013)	1,661	683	(3,627)	(5,296)

Transfers	(1,497)	459	1,038	—	—

Market appreciation	10,147	5,940	3,939	—	20,026

End Of Period	$46,629	$28,673	$38,593	$31,685	$145,580

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Changes in Retail AUM by Product

Twelve Months Ended September 30, 2003

(In $ millions)

	U.S. Funds	Non-U.S. Funds	Variable Annuity	Managed Accounts	Total

Beginning Of Period	$75,819	$17,158	$31,078	$6,795	$130,850

Sales	7,629	10,264	7,749	1,224	26,866
Redemptions	(10,486)	(7,787)	(5,903)	(2,117)	(26,293)
Net cash management sales	(3,627)	0	0	0	(3,627)
Cash flow	71	491	(1,877)	0	(1,315)
Unreinvested dividends	(611)	(316)	0	0	(927)
Net new business/(Outflows)	(7,024)	2,652	(31)	(893)	(5,296)

Market appreciation	7,645	3,738	7,590	1,053	20,026

End Of Period	$76,440	$23,548	$38,637	$6,955	$145,580

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Changes in Institutional Investment Management AUM
by Investment Orientation

Twelve Months Ended September 30, 2003

(In $ millions)

	Growth Equity	Value Equity	Fixed Income	Passive	Total

Beginning Of Period	$64,520	$44,353	$72,216	$19,224	$200,313

Sales/New accounts	3,756	11,326	10,114	377	25,573
Redemptions/Terminations	(8,119)	(2,749)	(8,899)	(442)	(20,209)
Cash Management Sales, Net	—	—	—	—	—
Cash flow	(878)	3,642	2,579	(1,823)	3,520
Unreinvested dividends	—	—	(1)	—	(1)
Net new business/(Outflows)	(5,241)	12,219	3,793	(1,888)	8,883

Transfers	608	—	—	—	608

Market appreciation	11,697	15,087	4,577	4,211	35,572

End Of Period	$71,584	$71,659	$80,586	$21,547	$245,376

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Annualized Fee Base (1)

By Channel and Investment Orientation (In $ millions)	9/30/03 vs. 9/30/02		AUM vs. AFB
				AUM	AFB
	$1,794 mm	$1,494 mm	Retail	+11.3%	+12.1%
			Institutional	+22.5%	+24.0%
			Private Client	+24.9%	+32.0%
			Total	+18.7%	+20.1%

			Average Basis Points
				9/30/03	9/30/02
			Retail	53.1	52.7
			Institutional	25.4	25.1
			Private Client	85.0	80.4
			Total	41.0	40.5

[CHART]

(1) Annualized Fee Base is defined as period end AUM times contractual annual fee rates; assumes no change in AUM or fee rates for one year.

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Alliance Capital (The Operating Partnership)

Consolidated Balance Sheet

(In $ thousands. Unaudited)

	9/30/03	12/31/02
Assets
Cash and investments	$741,851	$472,676
Cash and securities, segregated	1,368,567	1,174,323
Receivables, net	1,956,664	1,450,326
Goodwill, net	2,876,657	2,876,657
Intangible assets, net	351,900	367,425
Deferred sales commissions, net	423,224	500,890
Other	371,495	375,673
Total Assets	$8,090,358	$7,217,970

Liabilities and Partners’ Capital
Liabilites:
Payables	$3,025,166	$2,287,111
Accounts payable and accrued expenses	174,201	234,133
Accrued compensation and benefits	476,290	298,485
Debt	405,220	426,907
Other	9,342	7,883
Total Liabilities	4,090,219	3,254,519

Partners’ Capital	4,000,139	3,963,451
Total Liabilities and Partners’ Capital	$8,090,358	$7,217,970

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Alliance Capital (The Operating Partnership)

Consolidated Cash Flow

(In $ thousands. Unaudited)

	Nine Months Ended
	9/30/03	9/30/02

Cash Flows From Operating Activities:
Net income	$422,044	$464,261
Non-cash items:
Amortization and depreciation:
Amortization of deferred sales commissions	157,794	174,001
Amortization of deferred compensation	95,961	69,127
Other depreciation and amortization	54,253	54,000
Other, net	(6,182)	3,085
Changes in assets and liabilities	5,074	51,109
Net cash provided from operating activities	728,944	815,583

Cash Flows From Investing Activities:
(Sale) Purchase of investments, net	(45,704)	(77,360)
Additions to furniture, equipment and leaseholds, net	(20,571)	(43,246)
Net cash (used in) investing actvities	(66,275)	(120,606)

Cash Flows From Financing Activities:
Increase (decrease) in debt, net	(22,078)	(195,956)
Distributions to partners	(404,420)	(520,469)
Other	(52,932)	(54,916)
Net cash (used in) financing activities	(479,430)	(771,341)

Effect of exchange rate change on cash	5,924	4,275

Net increase (decrease) in cash	189,163	(72,089)
Cash at the beginning of period	159,991	220,127
Cash at the end of period	$349,154	$148,038

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Alliance Capital Investment Management Services

Alliance Capital provides diversified investment management and related services globally to a broad range of clients:

1.               Retail Services consists of investment management products and services distributed to individual investors through financial intermediaries, such as brokers and financial planners by means of:

•                  mutual funds sponsored by Alliance Capital and consolidated joint venture companies,

•                  cash management products such as money market funds and deposit accounts,

•                  mutual fund sub-advisory relationships resulting from the efforts of the mutual fund marketing department, and

•                  managed account products;

2.               Institutional Investment Management Services consists of investment management services to unaffiliated parties such as corporate and public employee pension funds, endowment funds, domestic and foreign institutions and governments, and affiliates such as AXA and its insurance company subsidiaries by means of:

•                  separate accounts,

•                  mutual fund shares sold exclusively to institutional investors and high net worth individuals,

•                  sub-advisory relationships resulting from the efforts of the institutional marketing department,

•                  structured products, and

•                  group trusts;

3.               Private Client Services consists of investment management services provided to high net worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations and other entities by means of:

•                  separate accounts,

•                  hedge funds and

•                  certain other vehicles; and

4.               Institutional Research Services provided to institutional clients by means of:

•                  in-depth research,

•                  portfolio strategy,

•                  trading and

•                  brokerage-related services.

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Total Return – Alliance Holding Units

TOTAL ANNUALIZED RETURN*

[CHART]

*As of 9/30/03. Alliance Holding and S&P returns include reinvestment of cash distributions and dividends, respectively.

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